                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934



        Date of Report (Date of earliest event reported): July 10, 1996



                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.


             (Exact name of registrant as specified in its charter)
                    (Address of principal executive offices)




New Hampshire                     0-17859                  02-0430695
- -----------------               ------------             ---------------
State or other jurisdiction       Commission file        I.R.S. Employer
 of Incorporation                 Number                     Number



Registrant's telephone number, including area code: 603-526-2116
                                                    ------------



                      Not Applicable
- -------------------------------------------------------------
(Former name or former address, if changes since last report)
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Items 1 through 3.  Not applicable.

Item 4.

     (a) New Hampshire Thrift Bancshares, Inc. ("Registrant") declined to reappoint its former accountant, Berry, Dunn, McNeil & Parker ("BDMP") to be effective retroactive to January 1, 1996.

     BDMP's reports on the financial statements for the past two years did not contain an adverse opinion, disclaimer of opinion, or a qualifier as to uncertainty, audit scope, or accounting principals.

     The decision to change accountants was ratified by the Board of Directors of the Registrant on July 10, 1996.

     During Registrant's two most recent fiscal years and the subsequent interim period prior to dismissing BDMP, there were no disagreements with BDMP on any matter of accounting principals or practices, financial statement disclosure, or auditing scope or procedure, which if not resolved to the satisfaction of BDMP would have caused BDMP to make reference to the subject matter of the disagreement in connection with its reports.

     The Registrant has engaged Shatswell, MacLeod & Company as its principal accountant effective January 1, 1996.

Items 5 through 6.  Not applicable.

Item 7.  Financial Statements and Exhibits

     The following Exhibit is filed as part of this report:

     Exhibit 1: Letter from BDMP regarding their termination as independent auditors for the Registrant.

Items  8.  Not applicable.

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                                   SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                     NEW HAMPSHIRE THRIFT BANCSHARES, INC.



                    By: /s/ STEPHEN W. ENSIGN
                        ----------------------------------
                            Stephen W. Ensign
                     President and Chief Executive Officer



                             Date:   July 15, 1996

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